          SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

 PREAMBLE. This Second Amendment to Credit and Security Agreement (this "Amendment") dated as of August 27, 2004, is made among (i) OMNI ENERGY SERVICES CORP., a Louisiana corporation "Parent Company"); AMERICAN
 HELICOPTERS INC., a Texas corporation ("AHI"); and OMNI ENERGY SERVICES CORP.-MEXICO, a Louisiana corporation ("Mexico"; Mexico, AHI and Parent Company herein sometimes called individually, "Initial Borrower" and, collectively, the "Initial Borrowers"); (ii) TRUSSCO, INC., a Louisiana corporation ("Trussco") and TRUSSCO PROPERTIES, LLC, a Louisiana limited liability company ("Trussco Properties"; Trussco Properties and Trussco herein sometimes called, individually, "New Borrower" and, collectively, the "New Borrowers"; each New Borrower and each Initial Borrower herein sometimes called, individually, a "Borrower" and, collectively, the "Borrowers"); and (iii) WEBSTER BUSINESS CREDIT CORPORATION, a corporation organized under the laws of the State of New York ("WBCC"), individually, as lender hereunder and as agent for itself and each other Lender Party (as hereinafter defined) (WBCC, acting in both such capacities, herein called "Lender"), for the purpose of amending the Credit and Security Agreement, dated December 23, 2003, between Initial Borrowers and Lender (the "Credit Agreement"), as amended by that certain First Amendment to Credit and Security Agreement, dated as of June 30, 2 004, among the parties hereto (the "Trussco Amendment"), in order to reflect, among other things, Lender's approval to incorporate the financial performance and condition of the New Borrowers into the Financial Covenants.

      1. Definitions. Capitalized terms used in this Amendment, but not expressly defined herein, shall have the same meanings as given to such terms in the Credit Agreement and/or, as appropriate, the Trussco Amendment.

      2. Amendments. Retroactive to June 30, 2004, EBITDA of the Borrowers, as defined in Section 8.1 of the Credit Agreement, and used in the computation of the Fixed Charge Coverage Ratio and the leverage Ratio in Sections 8.2 and 8.4 of the Credit Agreement, respectively, shall expressly include EBITDA of the New Borrowers for all applicable fiscal periods (including those beginning prior to the Trussco Acquisition).

      3. Conditions to Effectiveness. The amendments set forth hereinabove are further made contingent upon, and shall not become effective, unless and until:
Borrowers shall have executed and delivered to WBCC this Amendment binding themselves to all agreements (including amendments) set forth herein.

      4. Effective Date. The amendments and modifications to the Credit Agreement set forth in this Amendment shall be effective as of the date hereof (except as otherwise expressly provided hereinabove).

      5. No Other Changes. Except as expressly amended and modified hereby, the terms of the Credit Agreement shall remain unchanged and continue in full force and effect.

      6. Other Document. This Amendment constitutes an Other Document and shall be governed and construed accordingly.

Each of the parties has signed this Amendment as of the day and year first above written.

                                     "BORROWERS"
                                     OMNI ENERGY SERVICES CORP.

                                     By: /s/ G. Darcy Klug
                                         ---------------------------------------
                                         G. Darcy Klug
                                         Chief Financial Officer

                                     AMERICAN HELICOPTERS INC.

                                     By: /s/ G. Darcy Klug
                                         ---------------------------------------
                                         G. Darcy Klug
                                         Chief Financial Officer

                                     OMNI ENERGY SERVICES CORP.-MEXICO

                                     By: /s/ G. Darcy Klug
                                         ---------------------------------------
                                         G. Darcy Klug
                                         Chief Financial Officer

                                     TRUSSCO, INC.

                                     By: /s/ G. Darcy Klug
                                         ---------------------------------------
                                         G. Darcy Klug
                                         Chief Financial Officer

                                     TRUSSCO PROPERTIES, LLC

                                     By: /s/ G. Darcy Klug
                                         ---------------------------------------
                                         G. Darcy Klug
                                         Chief Financial Officer

                                     "LENDER"

                                     WEBSTER BUSINESS CREDIT
                                     CORPORATION

                                     By: /s/ Webster Officer
                                         -------------------------------
                                         Authorized Officer

                                        3